LEASE
                                      -----

                                    ARTICLE I
                               ------------------

                          Fundamental Lease Provisions
                          ----------------------------

              1.1 Reference Subjects. Each reference in this Lease to any of the following subjects shall be construed to incorporate the information stated for that subject in this Section.

DATE:                             February 5, 1997

PREMISES:                         Portions    of    the    Building     totaling
                                  approximately   43,268  rentable  square  feet
                                  described on Appendix Al attached, (consisting
                                  of  approximately  22,753 rentable square feet
                                  on  the  200  level  of  the  East  Wing  (the
                                  "Expansion  Premises"),   approximately  9,356
                                  rentable  square  feet on the 100 level of the
                                  East Wing,  currently  leased to J. Howard and
                                  scheduled   to  be   delivered  to  Tenant  as
                                  described   in   Section   2.3  (the   "Second
                                  Expansion   Premises"),   approximately  1,000
                                  square feet of storage  space on the 100 level
                                  in the parking  garage (the  "Storage  Space")
                                  and approximately  10,159 rentable square feet
                                  on  the  300  Level  of  the  East  Wing  (the
                                  "Existing  Premises")).  The  areas  set forth
                                  herein  are  determined   under  the  Standard
                                  Method  of  Floor   Measurement   for   Office
                                  Buildings published by The Real Estate Board of New York, Inc.

BUILDING:                         The  Building   complex   known  as  Ledgemont
                                  Development   Center  and  consisting  of  the
                                  "Richards  House,"  "Building  B," "B  Annex,"
                                  "Building C," "East Wing," the parking  garage
                                  and other appurtenances thereto located at 128
                                  Spring Street, Lexington,  Massachusetts.  The
                                  Building  consists  of  approximately  182,317
                                  rentable  square feet,  of which the East Wing
                                  consists  of  approximately   50,883  rentable
                                  square feet.









LANDLORD:                         LEDGEMONT  REALTY  TRUST u/d/t dated  December
                                  12, 1984

ORIGINAL ADDRESS                  c/o The Beal Companies
    OF LANDLORD:                  177 Milk Street
                                  Boston, Massachusetts   02109

LANDLORD'S MANAGING               The Beal Companies
     AGENT:                       177 Milk Street
                                  Boston, Massachusetts   02109

TENANT: Interneuron Pharmaceuticals, Inc., a Delaware corporation

ORIGINAL ADDRESS                  99 Hayden Avenue
      OF TENANT:                  Lexington, Massachusetts   02173

INITIAL TERM:                     Five (5) years and one and one-half months

COMMENCEMENT DATE:                March 1, 1997, or, if later, the date on which
                                  both (i) Landlord has delivered possession of the Expansion Premises to Tenant and (ii)
                                  Landlord has given Tenant 14 days' advance notice of when possession of the Expansion
                                  Premises will be delivered.

RENT COMMENCEMENT DATE:           One and one-half months after the Commencement
                                  Date, estimated to be April 15, 1997.

ENDING DATE:                      April 14,  2002,  subject to  extension as set
                                  forth herein

ANNUAL FIXED RENT--
   INITIAL TERM:

                                                       Commencement Date to Delivery of        Delivery of Second
                                                           Second Expansion Premises         Expansion Premises to
                                                                                                   3/31/2002
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
Rent Per Square Foot of Existing Premises and         $17.00                               $17.00
Expansion Premises
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
                        (1)                           $559,504.00                          $559,504.00
 Rent For Existing Premises and Expansion Premises
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
Rent Per Square Foot of Storage Space                 $6.00                                $6.00
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------

----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
                        (2)                           $6,000.00                            $6,000.00
               Rent For Storage Space
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
Rent Per Square Foot of Second Expansion Premises                                          $14.00
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
                        (3)                                                                $130,984.00
         Rent for Second Expansion Premises
----------------------------------------------------- ------------------------------------ ---------------------------
----------------------------------------------------- ------------------------------------ ---------------------------
                      (1+2+3)                         $565,504.00                          $696,488.00
                     TOTAL RENT




EXTENSION TERM:                           Five (5) Lease years

ANNUAL FIXED RENT --                      95% of Fair Market Rent as provided in
    EXTENSION TERM:                       Section 4.1.2, but never less than the
                                          Annual Base  Rent  payable  during the
                                          year    immediately   preceding    the
                                          beginning of the Extension Term.

MINIMUM NET WORTH:                        N/A

SECURITY DEPOSIT:                         None

TENANT IMPROVEMENT
ALLOWANCE:                               $392,000

PARKING SPACES:                          Ninety (90) spaces  until  delivery of
                                         the Second Expansion  Premises and One
                                         Hundred Twenty (120) spaces thereafter

TENANT'S OPERATING                       64.7%  until  delivery of  the  Second
PERCENTAGE SHARE:                        Expansion Premises and 83.1% thereafter

TENANT'S TAX PERCENTAGE:                 18.5%  until  delivery  of  the  Second
SHARE                                    Expansion Premises and 23.8% thereafter
                                         Tenant's Operating Percentage Share and
                                         Tenant's Tax Percentage Share shall not
                                         increase  as  a  result  of  Landlord's
                                         remeasurement of the Building.

PERMITTED USES:                          Office use and all lawful uses  related
                                         thereto.

PUBLIC LIABILITY INSURANCE:              $1,500,000

BROKER:                                  Whittier Partners

APPENDICES:                              Appendix A - Premises Sketch Plan
                                         Appendix B - Special Maintenance and
                                         Operation Requirements
                                         Appendix C - Initial Hazardous
                                         Substances or Materials per Section
                                         5.1.8
                                         Appendix D - Tenant Work Insurance
                                         Schedule
                                         Appendix E - Description of W.R. Grace
                                         Space
                                         Appendix F - Cleaning Specifications

                                   ARTICLE II
                                   ----------

                                Premises and Term
                                -----------------

     2.1 Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises identified in Section 1.1, subject to and with the benefit of the terms, covenants and conditions of this Lease, and of rights, agreements, easements and restrictions of record applicable to the property of which the Premises are a part, all of which Tenant shall perform and observe insofar as the same are applicable to the Premises. Subject to the reasonable rules and regulations established by Landlord, Tenant shall have the appurtenant rights in common with others to use (a) the exterior walkways, sidewalks and driveways necessary for access to the Premises; and (b) up to the number of Parking Spaces as set forth in Section 1.1 for the non-exclusive use of Tenant and Tenant's employees and business invitees in areas located on-site designated from time to time by Landlord.

     Tenant, at its sole cost and expense, shall be permitted to furnish the existing reception area in the East Wing (the "Reception Area") in the manner consistent with its condition as of the date hereof and to staff such Reception Area with a receptionist, so long as such receptionist provides general reception services to all tenants of the East Wing. No additional rent shall be charged for Tenant's use of the Reception Area in accordance with the foregoing.

     Landlord excepts and reserves the right from time to time (a) to install, use, maintain, repair, replace and relocate within the Premises and other parts of the Building, or either, pipes, meters and other equipment, machinery, apparatus and appurtenant fixtures; and (b) to make additions to the Building and alter or relocate any entranceways, common areas or other facilities (including without limitation all access driveways, walkways and parking areas) serving the Premises, provided in either case that there shall be no reduction in the useable area of the Premises except to a de minimis extent. Landlord shall restore at Landlord's expense any part of the Premises disturbed by such acts of Landlord pursuant to this paragraph and there shall be no reduction in the services or parking spaces available to Tenant hereunder. In performing any such work, Landlord shall not unreasonably interfere with Tenant's business operations at the Premises.

     2.2 Acceptance of Premises. Tenant acknowledges that it currently occupies the Existing Premises and is satisfied with the condition thereof. Tenant further acknowledges that neither Landlord nor any agent or employee of Landlord has made any representations or warranties concerning the Premises, their condition or this Lease, except as set forth herein.

     2.3 Delivery of Possession. Landlord shall endeavor to cause possession of the Expansion Premises to be delivered to Tenant on or before March 1, 1997. If there is a holding over or retention of possession of the Expansion Premises, or any portion thereof, by any prior tenant or occupant, or if Landlord shall otherwise be unable to deliver possession of the Expansion Premises on March 1, 1997 due to causes beyond its reasonable control, then Landlord shall not be subject to any liability for the failure or delay in giving possession and such failure to give possession shall in any other respect affect the validity of this Lease (including the date on which the Term ends) or any other of the obligations of Tenant, except that the term of this Lease shall not commence until Landlord has delivered the Expansion Premises to Tenant vacant and broom-clean and given Tenant 14 days' prior written notice of the date on which possession of the Expansion Premises will be delivered. If the delivery of the Expansion Premises is delayed beyond July 1, 1997 for causes not attributable in whole or in part to the action or inaction of Tenant, Tenant may give a 14-day termination notice to Landlord. This Lease shall terminate 14 days after the giving of such notice if the Expansion Premises are not delivered to Tenant before such time.

     Landlord shall endeavor to deliver the Second Expansion Premises to Tenant on September 1, 1997. If there is a holding over or retention of possession of the Second Expansion Premises, or any portion thereof, by any prior tenant or occupant, or if Landlord shall otherwise be unable to deliver possession of the Second Expansion Premises on September 1, 1997 due to causes beyond its reasonable control, then Landlord shall not be subject to any liability for the failure or delay in giving possession, except that the Second Expansion Premises shall not be added to the Premises until the Second Expansion Premises are delivered to Tenant vacant and in broom-clean condition but no earlier than September 1, 1997. No such failure to give possession shall in any other respect affect the validity of this Lease (including the date on which the Term ends) or any other of the obligations of Tenant. Landlord hereby consents to a sublease by Tenant of the Second Expansion Premises to J. Howard, Inc., provided Tenant furnishes notice and a copy of such sublease within 30 days after execution thereof. If Tenant executes such a sublease, the Second Expansion Premises shall be deemed delivered upon expiration of the J. Howard, Inc. lease and Landlord shall be excused from the obligation to deliver the Second Expansion Premises vacant and in broom-clean condition.

     2.4 Term. This Lease is for an initial Term beginning on the Commencement Date and ending on the Ending Date as set forth in Section 1.1.

     2.5 Option to Extend. The Lease may be extended for the Extension Term set forth in Section 1.1 (and Annual Fixed Rent for such Extension Term determined) in accordance with Section 4.1.2, time being of the essence to such exercise, so long as at the time of such notice and at the beginning of the Extension Term Tenant is not in default beyond any applicable notice and grace period. All references to the Term shall mean the Initial Term as it may be extended by any Extension Term.

     2.6 Existing Lease Extension. Tenant currently occupies the Existing Premises in the Building pursuant to a Lease with Landlord dated as of November 1, 1991 (the "Existing Lease"). The term of the Existing Lease shall be extended until the day before the Rent Commencement Date hereunder. Upon the Rent Commencement Date, the Existing Lease shall terminate without any further liability of Tenant to Landlord thereunder, and Tenant shall continue to occupy and lease the Existing Premises under the provisions of this Lease.

     2.7 Right of Refusal for W.R. Grace Space. Prior to or simultaneously with any offer by Landlord to lease all or a portion of the space on the 300 level of the East Wing of the Building currently leased to W.R. Grace and more particularly described in Appendix E (the "W.R. Grace Space") to any third party other than the tenant of such space or an affiliate of such tenant, Landlord shall offer to lease such space to Tenant on the same terms and conditions as Landlord is then willing to lease such space to third parties provided, however, that (a) Tenant shall lease the space in question for a time period coterminous with the term of this Lease, as it may be extended, (b) if there are less than 36 months remaining on the term of the Lease at the time the space would be added to the Premises hereunder, Tenant and Landlord mutually agree on an extension of the Term to at least 36 months and (c) any free rent amounts, tenant work allowances, or other similar concessions to be provided under the proposed third party lease shall be prorated to account for any amount by which the lease to Tenant is shorter than the proposed lease term to third parties.

     Any offer by Landlord under this Section 2.7 may be accepted by Tenant by notice given within 10 business days of receipt of Landlord's offer. In the event that Tenant accepts any offer by Landlord under this Section, the leasing of such additional space shall be documented by an Amendment to this Lease. Tenant's rights under this Section 2.7 shall be rendered void, at Landlord's election, if Tenant is in default (after expiration of any applicable notice and cure period) at the time Landlord offers any space to a third party or at the time Tenant's lease of any space under this Section 2.7 would otherwise commence.

     2.8 Tenant Improvement Allowance. Landlord shall pay to Tenant the Tenant Improvement Allowance specified in Section 1.1 in up to two installments within 20 days after presentation by Tenant to Landlord of paid invoices for Tenant Alterations in the Existing Premises and/or the Expansion Premises.

                                   ARTICLE III
                                   -----------

                          Landlord Work and Tenant Work
                          -----------------------------

     3.1 Landlord Work. Except as provided in Section 5.2 and this Section, Landlord shall not be required to perform any work in connection with Tenant's occupancy of the Premises. Tenant acknowledges that it has had the full opportunity to inspect the Premises. Landlord, at its sole expense, shall (a) recarpet the 200 level common area, including the stairs leading from the 200 level to the 300 level; and (b) touch up paint such common areas, as Landlord in its reasonable discretion deems necessary ("Landlord's Work").

     3.2      Tenant Alterations.

              3.2.1 General. "Tenant Alterations" shall mean all work, including demolition, improvements, additions and alterations, in or to the Premises exclusive of Landlord's Work. Without limiting the generality of the foregoing, except for Landlord Work described in Section 3.1, Tenant Alterations shall specifically include all signs visible from the exterior of the Premises, and any change in the exterior appearance of the windows in the Premises (including shades, curtains and the like). All Tenant Alterations shall be subject to Landlord's prior written approval which approval shall not be unreasonably withheld or delayed and shall be arranged and paid for by Tenant as provided herein. Tenant shall neither propose nor effect any Tenant Alterations (i) which might in any manner affect any structural component of the Building (including, without limitation, exterior walls, exterior windows, core walls, roofs, or floor slabs), (ii) which might in any respect be incompatible with the electrical or mechanical components or systems of the Building, (iii) which might materially affect in any respect other space in the Building other than the Premises, including the exterior of the Building), (iv) which might diminish the value of the Premises for any general purpose office use, (v) or which might require any unusual expense to re-adapt the Premises for any general purpose office use. In addition, with respect to any floor not occupied entirely by Tenant, Tenant shall neither propose nor effect any Tenant Alterations consisting of improvements, additions, or alterations to the entranceway to the Premises or any adjoining elevator lobby, corridor, or common area; and with respect to floors entirely occupied by Tenant, any such work will be in compliance with this Article III.

              3.2.2  Construction  Documents. No  Tenant  Alterations  shall  be effected except in accordance with complete, consistent, final construction drawings and specifications ("Construction Documents") approved in advance by Landlord in writing, which approval shall not be unreasonably withheld or delayed. The Construction Documents shall be prepared by an architect ("Tenant's Architect") experienced in the construction of tenant space improvements in buildings in the greater Boston area and approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed, whenever any structural component of the Building is affected or architectural design services are required in Landlord's reasonable judgment. Tenant shall be solely responsible for the liabilities of and expenses of all architectural and engineering services relating to Tenant Alterations and for the adequacy, accuracy, and completeness of the Construction Documents approved by Landlord, even if Tenant's Architect has been otherwise engaged by Landlord in connection with the Building. The Construction Documents shall set forth in detail the requirements for construction of the Tenant Alterations (including all architectural, mechanical, electrical and structural drawings and detailed specifications), shall be fully coordinated with one another and with field conditions as they exist in the Premises and elsewhere in the Building, and shall show all work necessary to complete the Tenant Alterations including all cutting, fitting, and patching and all connections to the mechanical and electrical systems and components of the Building. Tenant shall be responsible for ensuring that the work described in Construction Documents submitted to Landlord for approval (i) complies with all applicable laws, regulations, building codes, and the highest design standards, (ii) does not in any manner affect any structural component of the Building (including, without limitation, exterior walls, exterior windows, core walls, roofs or floor slabs), (iii) is in all respects compatible with the electrical and mechanical components and systems of the building, (iv) does not materially affect any space in the Building other than the Premises (including the exterior of the Building), (v) conforms to floor loading limits, (vi) and with respect to all materials, equipment and special designs, processes, or products, does not infringe on any patent or other proprietary rights of others. Landlord's approval of Construction Documents shall only signify Landlord's consent to the Tenant Alterations shown thereon and shall not result in any responsibility of Landlord concerning compliance of the Tenant Alterations with laws, regulations, or codes, coordination of any aspect of the Tenant Alterations with any other aspect of the Tenant Alterations or any component or system of the Building, or the feasibility of constructing the Tenant Alterations without damage or harm to the Building, all of which shall be the sole responsibility of Tenant.

              3.2.3 Performance of Tenant Alterations. The identity of any person or entity (including any employee or agent of Tenant) performing any Tenant Alterations ("Tenant Contractor") shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Once any Tenant Contractor has been approved, then the same may thereafter be used by Tenant until Landlord notifies Tenant that such Tenant Contractor is no longer approved for future Tenant Alterations projects. Tenant shall procure all necessary governmental permits, licenses and approvals before undertaking any Tenant Alterations. Tenant shall perform all Tenant Alterations at Tenant's risk in compliance with all applicable laws, codes and regulations and in a good and workmanlike manner employing new materials of good quality and producing a result at least equal in quality to the other parts of the Premises. When any Tenant Alterations is in progress, Tenant shall cause to be maintained (i) insurance as described in the Tenant

Alterations Insurance Schedule attached hereto as Appendix D naming Landlord as an additional insured, and (ii) a statutory lien bond pursuant to M.G.L. c.254, ss.12 or any successor statute (or such other protection of Landlord's interest in the Building against liens to which Landlord may reasonably agree) for the benefit of Landlord. It shall be a condition of Landlord's approval of any Tenant Alterations that certificates of such insurance and a lien bond in recordable form (or other equivalent security agreed to by Landlord), both issued by responsible insurance companies qualified to do business in Massachusetts and reasonably approved by Landlord, shall have been deposited with Landlord, that Tenant has provided Tenant's certification of the insurable value of the work in question for casualty insurance purposes, and that all of the other conditions of the Lease have been satisfied. Tenant shall reimburse Landlord's reasonable out-of-pocket costs of reviewing plans for proposed Tenant Alterations other than the initial Tenant Alterations. Tenant shall pay Landlord's Agent a supervisory fee of 3% of the cost of the initial Tenant Alterations performed by Tenant. At all times while performing Tenant
Alterations, Tenant shall require any Tenant Contractor to comply with all applicable laws, regulations and permits relating to such work of the Town of Lexington. In performing Tenant Alterations, each Tenant Contractor shall comply with Landlord's reasonable requirements relating to the time and methods for such work, use of delivery elevators and other Building facilities; and each Tenant Contractor shall not interfere or disrupt any other tenant or other person using the Building except to a de minimis extent. Landlord shall provide adequate access to the Building at reasonable times to each Tenant Contractor. Each Tenant Contractor shall in all events work on the Premises without causing labor disharmony, coordination difficulties, or delay or impair any guaranties, warranties or obligations of any contractors of Landlord. If any Tenant Contractor uses any Building services or facilities, such Contractor, jointly and severally with Tenant, shall agree to reimburse Landlord for the cost thereof based on Landlord's schedule of charges established from time to time (and if no such charges have been established, then based on Landlord's reasonable charge established at the time).

              3.2.4 Payment for Tenant Alterations. Tenant shall pay, prior to the due date thereof, the entire cost of all Tenant Alterations so that the Premises shall always be free of liens for labor or materials. If any mechanic's lien (which term shall include all similar liens relating to the furnishing of labor and materials) is filed against the Premises or the Building or any part thereof which is claimed by the Contractor to be attributable to Tenant, its agents, employees or contractors (other than on account of Landlord's Work), Tenant shall promptly discharge the same by payment or filing any necessary bond within 20 days after Tenant has notice (from any source) of such mechanic's lien. Landlord may, as a condition of its approval of any Tenant Alterations of $100,000 or more, require Tenant to deposit with Landlord a bond, letter of credit or other similar security in the amount of Landlord's reasonable estimate of the value of such Work securing Tenant's obligations to make payments for such Work.

                                   ARTICLE IV
                                   ----------

                                      Rent
                                      ----

              4.1.1 Annual Fixed Rent - Initial Term. Annual Fixed Rent during the initial Term of this Lease shall be the amount per annum set forth in
Section 1.1.

              4.1.2 Annual Fixed Rent - Extension Term. If the Term is extended for the Extension Term, then Annual Fixed Rent will be as set forth in Section 1.1.

     Fair Market Rent for the Premises during the Extension Term for the purposes of determining the Annual Fixed Rent for the Extension Term shall be ascertained, and notice of extension given, as follows:

              (a) If Tenant  wishes  to  exercise  its  extension  option  under
Section 1.1, Tenant shall so notify Landlord no less than 12 months prior to the date the Term is then scheduled to expire (the "Extension Notice"). Failure timely to send a notice shall constitute a waiver of Tenant's right to extend the Term. Tenant's notice shall specify which of the Existing Premises, the Expansion Premises, the Second Expansion Premises and the W.R. Grace Space (if it has been added to the Premises) Tenant wishes to continue to occupy during the Extension Term. Tenant may elect to extend the Term with respect to all or any combination of such four components of the Premises, but once the Extension Notice is given, such election shall be irrevocable. A failure to designate components of the Premises in the Extension Notice shall be deemed an election to extend with respect to the entire premises.

              (b) Not later than one (1) month after receipt of the Extension Notice, Landlord shall give written notice to Tenant setting forth Landlord's determination of Fair Market Rent for each of the Lease years of the Extension Term (which may be different from year to year).

              (c) Tenant may thereafter invoke arbitration according to the procedure set forth below or negotiate with Landlord with respect to the Fair Market Rent. If Tenant accepts Landlord's estimate of the Fair Market Rent or if the parties reach agreement on Fair Market Rent, the parties shall execute an agreement specifying the agreed Fixed Annual Rent hereunder for the Extension Term, specifying the modifications to the Lease necessary if Tenant has elected to extend with respect to less than all of the Premises and acknowledging the extension of the Term. If Tenant invokes arbitration by written notice to Landlord, the matter of the Fair Market Rent promptly shall be submitted to arbitration in accordance with the following procedure. Landlord shall give notice to Tenant of an appraiser whom Landlord designates to ascertain such rent. If within 10 days of such notice Tenant objects to such person then Tenant shall give notice to Landlord and designate another appraiser (and failure so to notify Landlord shall bind Tenant to the appraiser designated by Landlord). If within 10 days of such notice Landlord objects to such person (and failure so to notify Tenant shall bind Landlord to the appraiser designated by Tenant), then both such appraisers shall meet and within 10 days of such objection designate a third appraiser, who alone shall within 20 days of his or her designation ascertain such fair market rent. (If the two appraisers fail to designate the third appraiser within such time, then either Landlord or Tenant may request the American Arbitration Association, Boston Office to designate the third appraiser.) Any appraiser designated shall have had at least 10 years experience in the leasing, ownership or management of office buildings similar in character to the Premises and shall be a member of A.S.R.E.C. or M.A.I. (or successor professional organization) and duly qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Fair market rent shall be the Annual Fixed Rent which a willing tenant would pay to lease the Premises for each year of the Extension Term in question under terms and conditions substantially the same as those of this Lease, with the Premises considered free and clear of this Lease and as though then available for single or multiple occupancies for the Permitted Uses (or any higher and better use then being made by Tenant, the mix of any multiple occupancies being what is then customary in light of good real estate practice) in the condition in which Tenant is required to maintain the Premises (or if in Landlord's reasonable judgment Tenant Alterations have been installed which adversely affect rental value and Landlord has the right to have Tenant remove such Tenant Alterations at the termination of the Term, then as though such Tenant Alterations were removed), based on rentals for comparable space over a comparable period with appropriate adjustments made to such rentals as necessary to establish comparability, with rental historically paid under this Lease disregarded and taking into account all other then relevant factors. If the parties do not agree in writing on such rent, then the written opinion of fair market rent of the appraiser so chosen shall conclusively establish such rent ("Fair Market Rent"). Both parties shall have the opportunity to present evidence in accordance with reasonable procedures prescribed by the appraiser, and the fee of the appraiser giving his or her written opinion shall be paid equally by the parties. If Landlord should delay in giving the notice which begins the valuation procedures of this paragraph, or if the process should otherwise be delayed for any reason, then such procedures shall nevertheless remain in effect and be applicable when and as invoked with respect to Annual Fixed Rent payable during the Extension Term. Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to cause the arbitration to be completed prior to the first day of the ninth remaining calendar month in the Term.

     Unless the parties have already executed an agreement specifying the agreed Annual Fixed Rent hereunder for the Extension Term and acknowledging the extension of the Term, then on or before the first day of the ninth remaining calendar month in the Term (calculated without regard to any future extension), Tenant may withdraw its exercise of Tenant's extension option hereunder by giving Landlord notice to such effect.

              4.2.1 Method of Payment. Tenant covenants and agrees to pay the Annual Fixed Rent to Landlord in advance in equal monthly installments (or in the appropriate monthly installments for monthly periods during any Lease year, if and as referred to in Section 1.1) on the first day of each calendar month during the Term beginning on the Rent Commencement Date. "Lease year" shall mean the twelve month period following the Rent Commencement Date. Tenant shall make ratable payment of Annual Fixed Rent for any portion of a Lease year (or month) in which the same accrues, all payments of Annual Fixed Rent and additional rent and other sums due hereunder to be paid in current U.S. exchange at the Original Address of Landlord or such other place as Landlord may by notice in writing to Tenant from time to time direct (or if requested by Landlord in the case of Annual Fixed Rent, by electronic fund transfer), without demand and without set-off or deduction, except as set forth herein.

     Without limiting the generality of the foregoing, Tenant's obligation so to pay shall not be discharged or otherwise affected by reason of the application of any law or regulation now or hereafter applicable to the Premises, or any other restriction of or interference with the use thereof by Tenant, or (except as and to the extent expressly provided herein) any damage to or destruction of the Premises by casualty or taking, or on account of any failure by Landlord to perform hereunder or otherwise, or due to any other occurrence; nor (except as expressly provided herein) shall Tenant ever be entitled and Tenant hereby waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease or the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant shall, however, have and maintain, subject to the provisions hereof, the right to seek and obtain from time to time judgments for direct money damages occasioned by Landlord's breach of the covenants of this Lease.

              4.3.1 Additional Rent - Landlord's Taxes. Tenant covenants and agrees to pay to Landlord, as additional rent, Tenant's Tax Percentage Share (as set forth in Section 1.1) of Landlord's Taxes (hereafter defined) for each fiscal tax period, or ratable portion thereof, included in the Lease Term in monthly installments on the first day of each month in amounts reasonably estimated from time to time by Landlord to provide for the full payment of Tenant's obligation with respect to Landlord's Taxes on the date such Taxes are due.

              4.3.2 Landlord's Taxes - Definition. "Landlord's Taxes" shall mean all taxes, assessments, betterments, excises, user fees and all other governmental charges and fees of any kind or nature, or impositions or agreed payments in lieu thereof or voluntary payments made in connection with the provision of governmental services or improvements of benefit to the Building (including any so-called linkage, impact or voluntary betterment payments), and all penalties and interest thereon (but only if due to Tenant's failure to make timely payments on account of Landlord's taxes), assessed or imposed against the Premises or the property of which the Premises are a part (including without limitation any personal property taxes levied on such property or on fixtures or equipment used in connection therewith), or upon Landlord by virtue of its ownership thereof ("Landlord's Taxes"), other than a federal or state income tax of general application and any federal or state inheritance taxes. If during the Term the present system of ad valorem taxation of property shall be changed so that, in lieu of or in addition to the whole or any part of such ad valorem tax there shall be assessed, levied or imposed exclusively on owners or lessees of real property or any kind or nature of federal, state, county, municipal or other governmental capital levy, income, sales, franchise, excise or similar tax, assessment, levy, charge or fee (as distinct from the federal and state income tax or inheritance tax in effect on the Commencement Date) measured by or based in whole or in part upon Building valuation, mortgage valuation, rents or any other incidents, benefits or measures of real property or real property operations, then any and all of such taxes, assessments, levies, charges and fees, calculated as if the Building were Landlord's sole asset and the rents Landlord's sole income, shall be included within the term Landlord's Taxes. To the extent any assessments or betterments are permitted to be paid in installments, Landlord's Taxes shall include such assessments or betterments only up to the amount of the installment(s) that would be due during the relevant year if such betterment or assessment were paid over the longest period permitted, whether or not Landlord elects to pay in installments.

     Landlord's Taxes include reasonable expenses, including reasonable fees of attorneys, appraisers and other consultants, incurred in connection with any efforts to obtain abatements or reductions or to assure maintenance of Landlord's Taxes for any tax fiscal year wholly or partially included in the Term, whether or not such efforts involve filing of actual abatement applications or initiation of formal proceedings, but only if such efforts are successful. Landlord's Taxes shall be reduced to the extent of any refund (in excess of the cost of obtaining such refund) in the year in which such refund is received.

              4.4.1 Additional Rent - Operating Expenses. Tenant covenants and agrees to pay to Landlord, as additional rent, Tenant's Operating Percentage Share (as set forth in Section 1.1) of Landlord's Operating Expenses (hereafter defined) for each of Landlord's fiscal years, or ratable portion thereof, included in the Lease Term in monthly installments on the first day of each month in advance, based on amounts reasonably estimated from time to time by Landlord, and with a final payment adjustment between the Parties within 14 days after Landlord provides Tenant a statement of Landlord's Operating Expenses for Landlord's most recent fiscal year. If Landlord does not render a statement of Landlord's Operating Expenses within 90 days after a particular fiscal year, then Tenant shall not be obligated to pay installments of Landlord's Operating Expenses for the next fiscal year until such statement is rendered. All monthly installments deferred pursuant to the preceding sentence shall be due within ten days after Landlord furnishes the statement for the fiscal year in question. Tenant and its accountants may examine Landlord's books and records supporting such statement of Landlord's Operating Expenses by written request to Landlord within 30 days of receipt of such statement.

              4.4.2 Landlord's Operating Expenses - Definition. "Landlord's Operating Expenses" means all costs incurred in servicing, operating, managing, maintaining, and repairing the Building and the land, facilities and appurtenances thereto, including without limitation the costs of the following:
(i) supplies, materials and total wage and labor costs and all costs and expenses of independent contractors paid or incurred on account of all persons engaged in the operation, maintenance, security, cleaning and repair of the Building and the land, facilities and appurtenances thereto, including social security, unemployment compensation, pension, vacation, sick pay and other so-called "fringe benefits"; (ii) services furnished generally to tenants of the Building by Landlord; (iii) utilities consumed and expenses incurred in the operation of the Building and the land, facilities and appurtenances thereto;
(iv) casualty, liability, workmen's compensation and all other insurance expenses (and the amount of any deductible in the event of an insured loss), all insurance to be in such amounts and insuring against such risks as Landlord may, in its sole discretion from time to time decide; (v) snow removal, planting, landscaping, grounds and parking operation, maintenance and repair expenses;
(vi) management fees which do not exceed those customarily paid with respect to buildings in the area which are similar to the Building, and fees for required licenses or permits; (vii) rental or reasonable depreciation of equipment used in the operation of the Building and the land, facilities and appurtenances thereto, and personal property taxes assessed upon such equipment; and (viii) expenses of periodic testing to assure that the Premises and surrounding land are free of hazardous materials, agents or substances, and to assure compliance with codes, regulations and laws. In addition, if Landlord from time to time repairs or replaces any existing improvements or equipment or installs any new improvements or equipment to the Building for the purpose of decreasing Operating Expenses (including without limitation energy conservation improvements or other improvements), then the cost of such items amortized over their reasonable life, together with an actual or imputed interest rate (at the level not to exceed that then being charged by institutional first mortgagees for new permanent first mortgage loans on buildings in the area which are similar to the Building) shall be included in Landlord's Operating Expenses. Costs and expenses referred to in this Section shall be ascertained in accordance with generally accepted accounting principles and allocated to appropriate fiscal periods on the accrual method of accounting. Landlord's Operating Expenses shall not include payments of principal, interest or other charges on mortgages or payments of any rent by Landlord on account of any ground lease of the land on which the Building is situated or any lease of the Building; costs of work or services for particular tenants separately reimbursable to Landlord by such tenants; advertising, marketing costs and leasing commissions; any and all costs of removing hazardous waste or asbestos from the Building (except to the extent such removal is required as a result of Tenant's actions); legal fees incurred by Landlord in negotiating and/or enforcing leases; costs incurred by

Landlord to ensure the Building's compliance with laws and regulations which are in effect as of the date the Lease begins; any expenses and costs for which Landlord is reimbursed by its insurer or other parties; costs associated with the operating of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including the salaries and benefits of executive-level personnel and the pro rata portion of wages of any employee who does not devote substantially all of his time to the Building fairly allocable to time spent on other matters (but specifically excluding wages and benefits of the assistant property manager and the building manager) and costs of so-called leasehold improvements to rentable areas in the Building.

     The term "Landlord's Operating Expenses", shall not, however, include the following items:

         1. the cost of any work or services performed for any tenant of the Building, whether at the expense of Landlord or such tenant, to the extent that such work or services are in excess of the work or services which Landlord is furnishing to Tenant under this Lease at the expense of Landlord;

         2.       Landlord's Taxes;

         3. the cost of any repairs made by Landlord to remedy damage to the extent caused by or resulting from the gross negligence of Landlord, its agents, servants or employees;

         4. any funds or money given to any tenants in cash, by offset or otherwise, or the cost of any work done for any tenants in connection with the leasing of space in the Building;

         5. that portion of any cost paid to a corporation or other entity affiliated with Landlord (i.e., controlling, controlled by or under common control with Landlord) which is in excess of the amount which would be paid in the absence of such relationship;

         6. financing and refinancing costs in respect of any indebtedness of Landlord whether secured or unsecured, including legal and accounting fees and expenses, prepayment penalties and interest and amortization payments in connection therewith;

         7.       rent and additional rent under any ground or underlying lease;

         8. franchise, gross receipts, unincorporated business, inheritance, foreign ownership or control or income taxes imposed upon Landlord or any taxes similar to the foregoing excluded items (other than sales taxes on items or services otherwise includible in Operating Expenses);

         9. costs incurred in connection with the transfer or disposition of direct or indirect ownership interests in the Building or Landlord;

         10.      the  costs  of  repairs   or   restoration   necessitated   by
                  condemnation;

         11. fines, judgments or awards against Landlord based on Landlord's negligence, willful misconduct or criminal act
                  (except to the extent all or any portion of such fines, judgments or awards represent that cost of maintenance, repairs or other items otherwise includible in Operating Expenses);

         12.      general overhead of Landlord's or the managing agent's office;

         13. costs resulting from Landlord's default under any lease, except to the extent such costs represent the costs of maintenance, repairs or other items otherwise includible in operating expenses;

         14.      costs for purchasing works of fine art; and

         15. items to the extent actually reimbursed to Landlord pursuant to any warranties or guarantees.

         16. capital expenditures, except as expressly included in the second sentence of Section 4.4.2.

     4.5 Allocation of Certain Operating Expenses. If at any time during the Term, Landlord provides services only with respect to portions of the Building which include the Premises or incurs other Operating Expenses allocable to portions of the Building which include the Premises alone, then such Operating Expenses shall be charged entirely to those tenants, including Tenant, of such portions receiving such services, notwithstanding the provisions hereof referring to Tenant's Percentage Share. If, during any period for which Landlord's Operating Expenses are being computed, less than all of the Building is occupied by tenants, or if Landlord is not supplying all tenants with the services being supplied hereunder, Operating Expenses shall be reasonably estimated and extrapolated by Landlord to determine the Operating Expenses that would have been incurred if the Building were fully occupied for such year and such services were being supplied to all tenants, and such estimated and extrapolated amount shall be deemed to be Landlord's Operating Expenses for such period.

                                    ARTICLE V
                                    ---------

                              Additional Covenants
                              --------------------

     5.1 Tenant's Covenants. Tenant covenants that at all times during the Term and such further time as Tenant (or persons claiming by, through or under it) occupies the Premises or any part thereof, it shall perform and observe the following conditions, all at its sole cost and expense:

              5.1.1 Utilities and Services. Tenant shall provide and pay all charges and deposits for telephone service. It is understood and agreed that except as may be expressly provided hereunder, Landlord shall be under no obligation whatsoever to furnish any such services to the Premises, and shall not be liable for (nor suffer any reduction in any rent on account of) any interruption or failure in the supply of the same.

              5.1.2 Maintenance. Except to the extent that same shall be Landlord's responsibility hereunder, Tenant shall maintain, repair and secure the Premises, all improvements and appurtenances thereto, all access areas thereof, and all utilities, facilities, installations and equipment used in connection therewith, and shall pay all costs and expenses of so doing, keeping the Premises in good order, repair and condition, reasonable wear and tear, and damage by casualty and taking (to the extent provided in Article VI only) excepted. Without limiting the generality of the foregoing, Tenant shall keep all interior walls, floor surfaces and coverings, glass, windows, doors, partitions, all fixtures and equipment, utilities, pipes and drains and other installations used in connection with the Premises in such good order, repair and condition, shall provide all painting and floor covering to the Premises, except as otherwise stated in this Lease and shall remove all refuse from the Premises. Landlord agrees to operate and maintain the Building as a first class suburban office building.

     Attached as Appendix B and a part hereof are particular requirements of certain aspects of maintenance and operation of the Premises which Tenant shall perform and conform to in addition to, and not in limitation of, the foregoing.

              5.1.3 Use and Compliance with Law. Tenant shall use the Premises only for the Permitted Uses set forth in Section 1.1, and then only as permitted under laws, regulations and orders applicable from time to time, including without limitation municipal by-laws, land use and environmental laws and regulations, and shall procure all approvals, licenses and permits necessary therefor, in each case giving Landlord true and complete copies of the same which affect the Building and all applications therefor. Tenant shall promptly comply with all present and future laws applicable to Tenant's particular use of the Premises or Tenant's signs thereon, foreseen or unforeseen, and whether or not the same necessitate structural or other extraordinary changes or improvements to the Premises or interfere with its use and enjoyment of the Premises, and shall keep the Premises equipped with adequate non-structural safety appliances and comply with all requirements reasonable in light of the use Tenant is making of the Premises of insurance inspection or rating bureaus having jurisdiction. If Tenant's particular use of the Premises results in any increase in the premium for any insurance carried by Landlord, then upon Landlord's notice to Tenant of such increase Tenant shall either cease the relevant activity or pay the same to Landlord within 20 days after demand as additional rent. Tenant shall, in any event, indemnify and save Landlord harmless from all loss, claim, damage, cost or expense (including reasonable attorneys' fees of counsel of Landlord's choice against whom Tenant makes no reasonable objection) on account of Tenant's failure so to comply with the obligations of this Section (paying the same to Landlord upon demand as additional rent). Tenant shall bear the sole risk of all present or future laws affecting Tenant's particular use of the Premises or appurtenances thereto (as opposed to its mere occupancy thereof), and Landlord shall not be liable for (nor suffer any reduction in any rent on account of) any interruption, impairment or prohibition affecting the Premises or Tenant's use thereof resulting from the enforcement of laws with which Tenant is responsible for complying. Tenant shall conform to all reasonable rules and regulations from time to time promulgated by Landlord for the operation, care and use of the common areas of the Building and appurtenant improvements and areas in which Tenant is granted rights of use by the terms of this Lease. Landlord shall not enforce or fail to enforce the Building rules and regulations in such a manner as to discriminate against Tenant. Notwithstanding anything to the contrary in this Section, Landlord shall be responsible for compliance with laws and regulations that relate to the Building generally (except those laws and regulations which apply specifically to Tenant's particular use of the Premises, with respect to which Tenant shall be responsible), and Landlord shall pay for the cost of installing any life safety systems which are installed on a Building-wide basis.

              5.1.4 Liens and Encumbrances. Tenant shall not create or suffer, shall keep Landlord's property, the Premises and Tenant's leasehold free of, and shall promptly remove and discharge, any lien, notice of contract, charge, security interest, mortgage (except for chattel mortgages, equipment leases or security interests in Tenant's movable property) or other encumbrance which arises for any reason, voluntarily or involuntarily, as a result of any act or omission by Tenant or persons claiming by, through or under Tenant, or any of their agents, employees or independent contractors, including without limitation liens which arise by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises.

              5.1.5 Indemnity. Tenant shall assume exclusive control of all areas of the Premises, including all improvements, utilities, facilities and installations now or hereafter thereon, and all liabilities, including without limitation tort liabilities, incident thereto relating to Tenant's acts; and Tenant shall indemnify, save harmless and defend Landlord its partners, mortgagees, agents, employees, (collectively "Indemnitees") from all liability, claim or cost (including reasonable attorneys' fees of counsel of an Indemnitee's choice against whom Tenant makes no reasonable objection) arising in whole or in part out of any injury, loss, theft or damage (except if such is due to the negligence or misconduct of Landlord or its employees, partners, mortgagees or agents) to any person or property while on or about the Premises or the Reception Area, or out of any condition within the Premises or the Reception Area which is not Landlord's responsibility, or arising out of any breach of any Lease covenant, or from any act or omission of Tenant or persons claiming by, through or under Tenant, or any of their agents, employees, independent contractors, or invitees (while in the Premises only), paying the same to Landlord upon demand as additional rent. Landlord shall assume exclusive control of all common areas of the Building (other than Tenant's right to operate the Reception Area) and Landlord shall indemnify, save harmless and defend Tenant from all liability, claim or cost (including reasonable attorneys' fees of counsel of Tenant's choice against whom Landlord makes no reasonable objection) arising in whole or in part out of any injury, loss or damage (except if such is due to the operation of the Reception Area or to the negligence or misconduct of Tenant or its employees or agents) to any person or property while on or about the common areas of the Building or out of any condition within the common areas of the Building. The provisions of this Section shall survive the Term of this Lease.

              5.1.6 Landlord's Right to Enter. Landlord and its agents or employees may upon reasonable notice enter the Premises during business hours (and in case of emergency at any time), for the purpose of exercising any of the rights reserved to Landlord herein, or securing or protecting Landlord's property or the Premises, or removing any alterations or additions not consented to by Landlord, and similarly upon reasonable notice may show the Premises to prospective purchasers and lenders, and during the last 12 months of the Term to prospective tenants. Except in case of emergency, Landlord shall be subject in entering the Premises to reasonable security conditions, if any, set forth by Tenant in writing to Landlord.

              5.1.7 Personal Property at Tenant's Risk. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description which, during the occupancy of the Premises by Tenant (or persons claiming by, through or under Tenant) may be on the Premises or elsewhere on Landlord's property, shall be at the sole risk and hazard of Tenant. Except to the extent such damage is caused by the negligence or misconduct or breach of this Lease by Landlord or its employees, Landlord shall not be liable for, and Tenant expressly waives all claims against Landlord, its agents and employees, for damage to person or property sustained by Tenant, or any person claiming by, through or under Tenant, resulting from any accident or occurrence in or on the Premises or the property of which the Premises are a Part, including but not limited to, claims for damage resulting from water, wind, ice, steam, explosion or otherwise, or from the rising of water or the leakage or bursting of water pipes, steam pipes, gas pipes, the sprinkler system or other pipes, or from theft, vandalism, lack of repair, defect, structural or non-structural failure, or from any other cause whatsoever, and except only to the extent provided above in this Section, no part of said loss or damage shall be charged to or borne by Landlord or Landlord's agents or employees.

              5.1.8 Overloading, Nuisance, Etc. Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm Landlord's property, the Premises or any part or component thereof; commit any nuisance; permit the emission of any hazardous agents or substances; allow the release or other escape of any biologically or chemically active or other hazardous substances or materials so as to impregnate, impair or in any manner affect, even temporarily, any element or part of Landlord's property or the Premises, or allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials; nor shall Tenant bring onto the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials (the identity of all such substances and materials, if any, so used on the date hereof being set forth on Appendix C); permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to Landlord's property or the Premises. Landlord may inspect the Premises from time to time during business hours upon reasonable notice, and Tenant will cooperate with such inspections. Without limitation, hazardous substances shall include such substances described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9601 et seq. and the regulations adopted thereunder, and hazardous materials shall include such materials described in the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901 et seq.; in the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. Chapter 21, and the Massachusetts Oil and Hazardous Material Release Prevention Act, as amended, M.G.L., Chapter 21E, and the regulations adopted under these acts. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's reasonable request concerning Tenant's best knowledge and belief regarding the presence or absence of hazardous materials on the Premises or land pertaining thereto. In all events, Tenant shall indemnify Landlord and mortgagees in the manner elsewhere provided from any release of hazardous materials on the Premises occurring while Tenant is in possession. (At the request of Landlord, Tenant will from time to time confirm such indemnity to mortgagees directly with such mortgagees.) Landlord shall indemnify Tenant in the manner elsewhere provided from any release of hazardous materials in or around the Building resulting from any conduct or omission of Landlord or its employees or agents. Landlord shall use reasonable efforts to notify Tenant promptly if there is a release of hazardous materials at the Building that Landlord believes poses threat to the health or safety of occupants of the Premises.

              5.1.9 Yield Up. At the expiration or earlier termination of this Lease, Tenant (and all persons claiming by, through or under it) shall, without the necessity of any notice, surrender the Premises (including all Tenant Alterations and all replacements thereof, except such additions, alterations and other Tenant Alterations as Landlord and Tenant have agreed prior to the installation of such Tenant Alterations that Tenant shall remove, which shall be removed by Tenant and the Premises restored to their pre-existing condition) and all keys to the Premises, remove all of its trade fixtures and personal property not permanently attached to the Premises (and such trade fixtures and other property permanently attached to the Premises as Landlord and Tenant have agreed prior to the installation of such Tenant Alterations that Tenant shall remove), and all Tenant's signs wherever located, in each case repairing damage to the Premises which results in the course of such removal. Landlord agrees that the initial Tenant Improvements to the extent permanently affixed to the Premises and to the extent approved by Landlord as required in Section 3.2.1, shall be left in the Premises at the expiration of the Term. Tenant shall have the right, at the time it requests approval for Tenant Alterations (other than the initial Tenant Alterations), to ask Landlord's permission to leave such Tenant Alterations in place at the end of the Term (which permission shall not be unreasonably withheld) and if Landlord gives such permission, Tenant shall not be required to remove such Tenant Alterations at the end of the Term. Tenant shall yield up the Premises broom-clean and in good order, repair and condition, reasonable wear and tear and damage by casualty and taking (to the extent provided in Article VI only) excepted. Any personal property not so removed within thirty (30) days after the expiration or termination of the Lease shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine, and Tenant shall pay to Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs to the Premises.

              5.1.10 Holding Over. If Tenant (or anyone claiming by, through or under Tenant) shall remain in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease with respect to any portion of the Premises without any agreement in writing executed with Landlord, then the person remaining in possession shall be deemed a tenant at sufferance of such possessed space, and Tenant shall thereafter pay Annual Fixed Rent for the first month of holdover at 150% of, and for each month thereafter at 200% of the amount payable for the twelve month period immediately preceding such expiration or termination and with all additional rent payable and covenants of Tenant in force as otherwise herein provided, and Tenant shall be liable to Landlord for all damages, including consequential damages, of such breach. After acceptance of the full amount of any monthly rent by Landlord the person remaining in possession shall be deemed a tenant from month-to-month at such rent and otherwise subject to and having agreed to perform all of the provisions of this Lease, but Landlord will not be deemed to have relinquished any claims for damages.

              5.1.11 Assignment, Subletting. Subject to Tenant's compliance with the other conditions of this Section, Tenant may, without the consent of Landlord, assign this Lease or sublet or license the Premises or any portion thereof to (i) any affiliate or subsidiary of Tenant or (ii) to any other person whose net worth is at least equal to or greater than Tenant's on the date of such transfer, provided that Tenant remains primarily liable under this Lease ("Permitted Transfers"). Tenant shall not assign this Lease, or sublet or license the Premises or any portion thereof, or permit the occupancy of all or any portion of the Premises by anybody other than Tenant except as set forth herein (all of the foregoing actions are sometimes collectively referred to as a "transfer") without obtaining, on each occasion, the prior consent of Landlord which consent shall not be unreasonably withheld, delayed or conditioned. If Landlord has not responded within ten days after receiving written notice from Tenant requesting Landlord's consent to a particular transfer, then Tenant may send a second notice stating that Landlord's consent to the transfer will be deemed given if Landlord fails to respond within five days. If Landlord fails to respond within five days after receipt of such a second notice, consent to the transfer shall be deemed given. A transfer shall exclude any transfer of Tenant's interest in this Lease by operation of law, merger or consolidation of Tenant into any other firm or corporation, the transfer or sale of a controlling interest in Tenant whether by sale of its capital stock or otherwise or any liquidation of Tenant or a substantial part of Tenant's assets provided that Tenant has given Landlord prior written notice thereof, and provided further that the successor entity has a financial net worth that is at least equal to $25,000,000 (except with respect to the successor entity created by a transfer of capital stock). Tenant may also sublease a portion of the Premises to a subsidiary or affiliate of Tenant without Landlord's consent, provided Tenant has given Landlord prior written notice thereof, and provided further that Tenant remains primarily obligated under this Lease. Landlord shall not be obligated to consent to a transfer to (i) any tenant in the Building unless Landlord has no comparable space available (comparability to be determined with respect to price, size, condition, timing of availability and the like); (ii) any party with whom, to Tenant's knowledge, Landlord is then negotiating with respect to space in the Building; or (iii) any party which would be of such type, character or condition as to be inappropriate as a tenant for a first class office building. If Tenant proposes an assignment of this Lease or a sub-letting of all or substantially all of the Premises for the balance of the Lease Term, Landlord may elect by written notice to Tenant given within 30 business days after Tenant's proposal to terminate this Lease contingent upon the proposed transferee becoming directly obligated to Landlord upon such proposed terms; and upon the proposed assignee or sub-tenant so obligating itself, Tenant shall thereafter be free of further obligation hereunder. If Tenant does transfer with Landlord's consent, where Landlord's consent is required hereunder, and if the consideration, rent, or other charges payable to Tenant under such transfer exceed the rent and other charges to be paid hereunder (pro-rated based on floor area in the case of a sub-letting, license or other occupancy of less than the entire floor area of the Premises in question), then Tenant shall pay to Landlord, as additional rent, 50% of the
amount  of  such  excess  when  and  as  received   less   Tenant's
reasonable out-of-pocket expenses incurred in such subleasing or assignment. Without limiting the generality of the foregoing, any lump-sum payment or series of payments due which are not reimbursements for expenses (including for the purchase of so-called leasehold improvements if in excess of the fair market value thereof) on account of any transfer shall be deemed to be in excess of rent and other charges in its or their entirety.

     Except for Permitted Transfers, Tenant shall give reasonable good faith consideration to any request by Landlord's Managing Agent, Beal and Company, Inc. (or such other manager of the Building appointed from time to time by Landlord) to be Tenant's co-exclusive broker for a period of six months with respect to any proposed transfer so long as Tenant intends to engage a broker (and before so engaging any broker Tenant will so notify Landlord and give Landlord's Agent, or such other manager, such consideration). Such Agent (or other manager) if so engaged by Tenant (Tenant being under no obligation to engage Agent or such other manager) shall be paid a brokerage fee for any transfer which it procured in accordance with such Agent's commission schedule then in effect so long as such schedule is competitive with similar schedules of major Greater Boston brokerage firms.

     Notwithstanding any transfer of this Lease, Tenant's liability to Landlord shall in all events remain direct and primary. In the case of any requested consent to a transfer, Tenant shall deliver to Landlord at the time thereof (i) a true and complete copy of the proposed instrument containing all of the terms and conditions of such transfer, and (ii) a written agreement of the assignee, sub-tenant or licensee, in recordable form reasonably approved by Landlord, agreeing with Landlord to perform and observe all of the terms, covenants and conditions of this Lease. Tenant shall pay to Landlord, as additional rent, Landlord's reasonable out-of-pocket attorneys' fees in reviewing any transfer contemplated by this Section, whether or not Landlord consents to the same. Any transferee of all or a substantial part of Tenant's interest in the Premises shall be deemed to have agreed directly with Landlord to be jointly and severally liable with Tenant for the performance of all of Tenant's covenants under this Lease from and after the date of transfer; and such assignee shall upon request execute and deliver such instruments as Landlord reasonably requests in confirmation thereof (and agrees that its failure to do so shall be subject to the default provisions). If Tenant shall default hereunder and such default shall continue beyond any applicable notice and cure period, Landlord may collect rent and other charges from such transferee (and upon notice such transferee shall pay directly to Landlord) and apply the net amount collected to the rent and other charges herein reserved, but no transfer shall be deemed a waiver of the provisions of this Section, or the acceptance of the transferee as a tenant, or a release of Tenant or any guarantor from direct and primary liability for the performance of all of the covenants of this Lease. The consent by Landlord to any transfer shall not relieve Tenant from the obligation of obtaining the express consent of Landlord to any modification of such transfer or a further assignment, subletting, license or occupancy; nor shall Landlord's consent alter in any manner whatsoever the terms of this Lease, to which any transfer at all times shall be subject and subordinate.

     5.2 Building Services. Landlord shall furnish the services and utilities hereafter described. Tenant may obtain additional services and utilities from time to time if the same are obtainable by Landlord upon reasonable advance request, and Tenant shall pay for the same at reasonable rates from time to time established by Landlord (which rates shall be determined by Landlord as the rates reasonably necessary to reimburse Landlord for the actual cost of providing such services) within 20 days after demand as additional rent. Landlord's obligation shall be subject to the other provisions of this Lease, reasonable wear and tear and damage caused by or resulting from the acts or omissions of Tenant or its transferees (or their agents, employees, invitees and independent contractors), fire, casualty or eminent domain takings.

              5.2.1 Landlord's Maintenance. Landlord shall reasonably repair, maintain and replace, as necessary, the foundations, exterior walls, masonry, structural floors and roof, the heating, ventilating and air conditioning, electrical and plumbing systems, and elevators of the Building insofar as such elements affect the Premises, heating, ventilating, electrical, plumbing, air-conditioning and other mechanical systems to the extent located in party walls and the exterior walkways, sidewalks, driveways and parking areas referred to in Section 2.1; but in no event shall Landlord be obligated to repair broken glass, windows or doors of the Premises, whether interior or exterior (which responsibility shall be Tenant's).

              5.2.2 Electricity. Landlord shall furnish to Tenant throughout the Term ___ watts per rentable square foot of 120 volt current. Tenant covenants and agrees to pay, as an additional charge, the cost of such electricity, as reasonably estimated by Landlord, in accordance with engineering studies conducted at Landlord's cost, to reimburse Landlord for the actual cost of such electricity. Tenant shall pay such estimated electricity charges monthly, with a readjustment, if necessary, to be made after actual charges are determined and allocated at the end of each year of the Lease Term.

              5.2.3 Office Identification. Subject to Section 5.1.3, Landlord shall provide and install, at Landlord's expense, letters or numerals on entry doors to the Premises and on the Building Directory to identify Tenant's official name and Building address; all such letters and numerals to be in the Building standard graphics.

              5.2.4 Grounds Maintenance. Landlord shall maintain the grounds adjacent to the Building and the walkways, driveways and parking areas referred to in Section 2.1 in a first class manner.

              5.2.5 Security. Landlord, as part of Landlord's Operating Expenses, shall continue to provide the existing level of security patrols in the Building, so long as no tenant in the Building refuses to pay its proportional share of the cost thereof.

              5.2.6 Cleaning. Landlord, at its expense, shall cause the Premises (other than the Storage Space) to be reasonably cleaned in accordance with the specifications annexed as Appendix F.

              5.2.7 Heat and Air-Conditioning. Landlord shall furnish water, heat and air-conditioning to the Premises on Mondays through Fridays excepting legal holidays (legal holidays shall consist of ten days to be agreed upon by Landlord and Tenant on an annual basis) from 8:00 a.m. to 6:00 p.m. (such hours on such days being referred to as "business days") and on any other days upon Tenant's request. If Tenant requests Landlord to provide heat or air-conditioning after 6:00 p.m. on any business day, on Saturday, Sunday or on a legal holiday, Tenant shall pay Landlord therefor at rates reasonably established by Landlord from time to time (the current rate being $86.00 per hour).

     5.3 Interruptions. Landlord shall not be liable to Tenant in damages or by reduction of rent or otherwise by reason of inconvenience or annoyance or for loss of business arising from Landlord or its agents or employees entering the Premises for any of the purposes authorized in this Lease or for repairing, altering or improving the Building in a manner reasonable in light of the circumstances. In case Landlord is prevented or delayed from making any repairs or replacements or furnishing any services or performing any other covenant or duty to be performed on Landlord's part by reason of any cause reasonably beyond Landlord's control, Landlord shall not be liable to Tenant therefor, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord shall promptly commence cure of such interruption to the extent possible and diligently pursue such cure to completion. If the heating or air conditioning systems shall fail and Landlord reasonably decides that the circumstances warrant providing such services from other facilities within the Building, then Tenant shall pay the cost of such replacement services, as reasonably estimated by Landlord, to or as directed by Landlord on demand as additional rent. Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall give Tenant such notice as is practicable under the circumstances of the expected duration of such stoppage and will exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. If Tenant is unable to occupy the Premises for more than three consecutive business days as a result of a stoppage of a service or utility system or a condition that results in a governmental order to vacate the Premises and such stoppage or condition is not due to any act or omission of Tenant, then rent hereunder shall abate until such time as such service or utility system is restored or such condition is remedied to the extent necessary to bring the Premises back to a habitable condition.


                                   ARTICLE VI
                                   ----------

                           Insurance; Casualty; Taking
                           ---------------------------

              6.1.1 Public Liability Insurance. Tenant shall obtain and maintain throughout the Term comprehensive public liability insurance against all claims and demands for any injury to persons or property which may be claimed to have occurred on or in connection with the Premises as a result of the acts or omissions of Tenant, naming Landlord and, if requested, Landlord's mortgagees and other persons designated by Landlord as additional insureds, in an amount which shall, at the beginning of the Term, be at least equal to the amount set forth in Section 1.1, and from time to time during the Term shall be for such higher amount, if any, as directed by Landlord based on amounts customarily carried in the Boston metropolitan area with respect to property similar to and used for similar purposes as Tenant then is using the Premises. Such insurance shall provide that it will not be subject to cancellation, termination or change except after at least 20 days' prior written notice to Landlord (and Landlord's mortgagees and such additional insureds). The policy or policies, or a duly executed certificate or certificates for the same, shall be deposited with Landlord at the beginning of the Term, and renewals of such policies shall be so deposited not less than 20 days prior to the expiration of coverage.

              6.1.2   Insurance By Landlord.

                      (a) In the event Tenant breaches any covenant or fails to observe any condition set forth above in this Article VI, then without limiting any other right or remedy, and, provided the required insurance has not lapsed, any applicable notice and cure period (or without notice and cure if such insurance has lapsed), Landlord may immediately and without notice to Tenant obtain such insurance, and Tenant shall pay the cost thereof and Landlord's reasonable expenses related thereto within twenty (20) days after demand as additional rent.

                      (b)  Landlord  shall  maintain   commercially   reasonable
casualty insurance on the Building.

     6.2 Waivers of Subrogation. Any insurance carried by either Landlord or Tenant with respect to the Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured hereunder prior to occurrence of injury or loss. Without limiting any other provisions of this Lease, each party hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance, to the extent only of the indemnification received thereunder.

     6.3 Damage or Destruction of Premises. If the Premises or any part thereof shall be damaged by fire or other insured casualty, then, subject to the following provisions of this Section, Landlord shall proceed with diligence, subject to then applicable statutes, building codes, zoning ordinances and other laws and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds received and made available to Landlord by any mortgagee) to repair or cause to be repaired such damage, excluding any items installed or paid for by Tenant which Tenant is permitted to remove upon expiration, (which items shall be Tenant's responsibility to repair.) If (i) all or any substantial part (meaning more than 25% of floor area or of insurable value) of the Premises are materially damaged by fire or other casualty (whether or not insured) or (ii) the Building (whether or not including any portion of the Premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration, reconstruction or demolition of the Building shall in Landlord's sole discretion be appropriate, or (iii) if any casualty occurs to the Premises during the last year of the Term and its repair will reasonably cost more than $100,000, then in any such case, this Lease and the Term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate given to Tenant within six
(6) months following the date of the casualty, the effective termination date being not less than thirty (30) nor more than sixty (60) days thereafter. Landlord shall notify Tenant in writing within seventy-five (75) days of the date of casualty whether Landlord elects to repair the damage or to terminate the Lease in accordance with the terms of this Section. If Landlord elects to repair the damage, such notice shall include Landlord's estimate of the time to repair. Notwithstanding anything to the contrary herein, if the Premises are substantially damaged so as to prevent Tenant from using the Premises for its intended purposes, Tenant shall have the right to terminate this Lease by prior written notice thereof either (i) within fifteen days after receipt of Landlord's notice electing to repair the damage if Landlord estimates that the repair will take longer than six (6) months to complete or (ii) if Landlord fails to repair the damage prior to the later of six (6) months from the date of Landlord's notice or such longer time period as Landlord estimates in Landlord's notice.

     Tenant shall be entitled to a just abatement of Annual Fixed Rent (and additional rent on account of Landlord's Taxes and Operating Expenses) during the period of impaired use of the Premises (including a partial abatement if only a portion of the Premises is untenantable). If any mortgagee refuses without fault by Tenant to permit insurance proceeds to be applied to replacement of the Premises, and neither Landlord nor such mortgagee has commenced such replacement within six (6) months following adjustment of such casualty loss with the insurer, then Tenant may, until any such replacement commences, terminate this Lease by giving at least thirty (30) days prior written notice thereof to Landlord. Except as provided in this paragraph, Tenant's obligation to pay all rent and to perform and observe all other covenants and conditions of this Lease shall not be affected by any damage or casualty, and the Term of this Lease and rent hereunder shall continue nonetheless.

     6.4 Eminent Domain. In the event that all or any substantial part of the Premises or the Building (meaning in either case more than 25% of floor area) are taken (other than for temporary use, which shall be a taking for ninety (90) days or less, hereafter described) by public authority under power of eminent domain (or by conveyance in lieu thereof), then by notice given within three months following the recording of such taking (or conveyance) in the appropriate registry of deeds, this Lease may be terminated at Landlord's election 30 days after such notice, and rent shall be apportioned as of the date of termination. If this Lease is not terminated as aforesaid, Landlord shall within a reasonable time thereafter, diligently restore what may remain of the Premises (excluding any items installed or paid for by Tenant which Tenant is permitted or may be required to remove upon expiration) to a tenantable condition. If Landlord fails to restore the Premises within six (6) months from the date of the notice of the taking (or 90 days in the case of the last Lease Year), Tenant shall have the right to terminate this Lease by prior written notice thereof. In the event some portion of rentable floor area is taken (other than for temporary use) and this Lease is not terminated, Annual Fixed Rent (and additional rent on account of Landlord's Taxes and Operating Expenses) shall be proportionally abated for the remainder of the Term. In the event of any taking of the Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby and rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, then Tenant shall pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations hereunder with respect to surrender of the Premises and upon such payment shall be excused from such obligations. If a taking affects a substantial portion of the Premises (meaning more than 15% of floor area) and is not a temporary taking (as defined above), Tenant shall have the option to terminate this Lease upon not less than ninety (90) days' notice to Landlord given within thirty (30) days after Tenant receives notice of such taking. If a taking results in the termination of this Lease, the Annual Fixed Rent and additional rent on account of Landlord's Taxes and Operating Expenses shall be abated on a pro rata basis as of the date of such termination.

     Any specific damages which are expressly awarded to Tenant on account of its relocation expenses, and specifically so designated, shall belong to Tenant. Except as provided in the preceding sentences of this paragraph, Landlord reserves to itself, and Tenant releases and assigns to Landlord, all rights to damages accruing on account of any taking or by reason of any act of any public authority for which damages are payable.

Tenant agrees to execute such further instruments of assignment as may be reasonably requested by Landlord, and to turn over to Landlord any damages that may be recovered in any proceeding or otherwise.


                                   ARTICLE VII
                                   -----------

                                     Default
                                     -------

    7.1 Events of Default. (a) If Tenant fails to pay Annual Fixed Rent or any additional rent or other sum or charge hereunder and such default continues for ten (10) days after notice; or (b) if any assignment shall be made by Tenant (or any assignee of Tenant) for the benefit of creditors, or (e) if Tenant's leasehold interest shall be taken on execution or by other process of law and all rights of appeal have been exhausted, or (f) if a petition is filed by Tenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of any bankruptcy act then in force and effect, or (g) if an involuntary petition under the provisions of any bankruptcy act is filed against Tenant (or any assignee of Tenant) and such involuntary petition is not dismissed within ninety (90) days thereafter, or (h) if Tenant (or any assignee of Tenant) shall be declared bankrupt or insolvent according to law, or (i) if a receiver, trustee or assignee shall be petitioned for and not contested by Tenant for the whole or any part of Tenant's property, or if a receiver, trustee or assignee shall be appointed over Tenant's objection and not be removed within sixty (60) days thereafter, or (j) if any representation or warranty made by Tenant shall be untrue in any material respect, or (k) if Tenant fails to perform any other covenant, agreement or condition hereunder and such default continues for thirty (30) days after notice (provided, however, that such thirty
(30) day period shall be reasonably extended in the case of non-monetary default if the matter complained of can be cured, but the cure cannot be completed within such period and Tenant begins promptly to cure within such period and thereafter diligently completes the cure), then, and in any such case, Landlord and its agents and employees lawfully may, in addition to and not in derogation of any remedies for any preceding breach, immediately or at any time thereafter, without demand or notice and with process of law, enter into and upon the Premises or any part thereof in the name of the whole, or mail or deliver a notice of termination of the Term addressed to Tenant at the Premises or at any other address herein provided, and thereby terminate this Lease and repossess the same as of Landlord's former estate. Upon such entry or mailing or delivery, as the case may be, the Term shall terminate, all executory rights of Tenant and all obligations of Landlord under this Lease shall immediately cease, and Landlord may expel Tenant and all persons claiming by, through or under Tenant and remove its and their effects in accordance with law without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenants; and Tenant hereby waives all statutory and equitable rights to its leasehold (including without limitation rights in the nature of further cure or of redemption, if any). Landlord may, without notice, store Tenant's effects (and those of any person claiming by, through or under Tenant) at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or auctions or at private sale or sales after seven (7) business days notice to Tenant (which notice Tenant agrees is reasonable) and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant. Tenant agrees that a notice by Landlord alleging any default shall, at Landlord's option (the exercise of such option shall be indicated by the inclusion of the words "notice to quit" in such notice), constitute a statutory notice to quit and waives any further notices to quit or of intention to re-enter, and any grace periods provided for herein shall run concurrently with any statutory notice periods. If any payment of Annual Fixed Rent, additional rent, or other payment due from Tenant to Landlord is not paid when due, then Landlord may, at its option, in addition to all other remedies hereunder, impose a late charge on Tenant equal to 5% of the amount in question, which late charge will be due upon demand as additional rent.

     7.2      Remedies for Default.

              (a) Reletting Expenses Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after such termination, to pay all of Landlord's reasonable costs and expenses related thereto or in collecting amounts due hereunder, including reasonable attorneys fees, and all of Landlord's reasonable expenses in connection with reletting the Premises, including without limitation, tenant inducements, brokerage commissions, fees for legal services, reasonable expenses of preparing the Premises for reletting and the like ("Reletting Expenses"). It is agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant such tenant inducements as Landlord in its sole judgment considers advisable, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole discretion considers advisable to a customary standard of improvement only, and no action of Landlord in accordance with the foregoing nor any failure to relet or to collect rent under any reletting shall operate or be construed to release or reduce Tenant's liability, provided however that Landlord shall make reasonable efforts to relet the Premises and mitigate its other damages. Any obligation to relet the Premises imposed upon Landlord by law shall be subject to Landlord's reasonable objectives of developing its property in a harmonious manner with appropriate mixes of tenants, uses, floor areas, terms, etc. Landlord's Reletting Expenses together with all sums otherwise provided for in this Lease, whether incurred prior to or after such termination, shall be due and payable within 20 days after notice from Landlord.

              (b) Termination Damages. If this Lease is terminated for default, then unless and until Landlord elects lump sum liquidated damages described in
(c) below Tenant covenants, as an additional cumulative obligation after any such termination, to pay punctually to Landlord all the sums which Tenant covenants in this Lease to pay in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with the net proceeds of any rent then actually received by Landlord from a reletting of the Premises after deducting all sums provided for in this Lease to be paid by Tenant and not then paid.

              (c) Lump Sum Liquidated Damages. If this Lease is terminated for default, then Tenant covenants, as an additional cumulative obligation after termination, to pay forthwith to Landlord at Landlord's election made by written notice to Tenant at any time after termination, as liquidated damages a single lump sum payment equal to the sum of (i) all sums provided for in this Lease to be paid by Tenant and not then paid at the time of such election, plus (ii) the excess of all of the rent reserved for the residue of the Term (with additional rent on account of Landlord's Taxes and Operating Expenses deemed to increase 5% in each year on a compounding basis) over all of the rent actually received (or which rent Tenant shows by clear and convincing evidence will be received), on account of the Premises during such period, which rent from reletting shall be reduced by reasonable projections of vacancies and by Landlord's Reletting Expenses described above to the extent not theretofore paid to Landlord.

     7.3 Remedies Cumulative. Any and all rights and remedies Landlord or Tenant may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other (except with respect to liquidated damages as set forth in the last paragraph of Section 7.2), and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when and governing the proceedings in which the damages are to be proved, whether such amount be greater, equal to, or less than the amount of the loss or damages referred to in the preceding Section.

     7.4 Effect of Waivers of Default. Any consent or permission by Landlord or Tenant to any act or omission which otherwise would be a breach of any covenant or condition, or any waiver by Landlord or Tenant of the breach of any covenant or condition, shall not in any way be held or construed to operate so as to impair the continuing obligation of such covenant or condition, or otherwise operate to permit other similar acts or omissions. No breach shall be deemed to have been waived unless and until such waiver be in writing and signed by the party granting such waiver. The failure of either party to seek redress for violation of or insist upon the strict performance of any covenant or condition of this Lease, or the receipt by Landlord of rent with knowledge of any violation, shall not be deemed a consent to or waiver of such violation, nor shall it prevent a subsequent act, which would otherwise constitute a violation, from in fact being a violation.

     7.5 No Accord and Satisfaction; No Surrender. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, additional rent or any other sum or charge then due shall be deemed to he other than on account of the earliest installment of such rent, sum or charge due; nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or Payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other right or remedy available to it. The delivery of keys (or any similar act) to Landlord or any agent or employee of Landlord shall not operate as a termination of this lease or an acceptance of a surrender of the Premises.

     7.6 Waiver of Jury. Landlord and Tenant hereby waive trial by jury in any summary proceeding in any emergency or other statutory remedy, or in any action based, in whole or in part, on non-payment of rent; and Tenant further agrees that it shall not interpose any counterclaim or set-off in any such proceeding except to the extent such counterclaim or set-off is required under the applicable rules of procedure to be raised in the same action or to avoid its waiver.

     7.7 Landlord's Curing and Enforcement. If Tenant shall neglect or fail to perform or observe any covenant or condition of this Lease and shall not cure such default within the applicable cure period, Landlord may, at its option, without waiving any claim for breach, at any time thereafter cure such default for the account of Tenant, and any amount reasonably paid or any liability reasonably incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant after notice thereof to Tenant (except in an emergency), and Tenant shall reimburse Landlord therefor, together with an administrative charge of five (5%) per cent of the amount thereof, within 20 days after notice as additional rent; and Tenant shall further indemnify and save Landlord harmless in the manner elsewhere provided in this Lease in connection with all of Landlord's actions in effecting any such cure except for Landlord's negligence or willful misconduct. Notwithstanding any other provision herein concerning cure periods, Landlord may cure any default for the account of Tenant after such notice to Tenant, if any, as is reasonable under the circumstances (including telephone notice) if the curing of such default prior to the expiration of the applicable cure period is reasonably necessary to prevent likely damage to the Premises or other improvements or possible injury to persons, or to protect Landlord's interest in its property or the Premises. Tenant shall pay to Landlord on demand as additional rent all of the reasonable costs and expenses of Landlord, including such administrative charge and reasonable attorneys' fees, incurred in enforcing any covenant or condition of this Lease. Without limiting any of its other rights or remedies, any sum due hereunder shall, in addition, bear interest from the date due at the greater of (i) one and one-half (1 1/2%) per cent for each month (or ratable portion thereof) the same remains unpaid, or (ii) three (3%) per cent per annum (or ratable portion thereof) above the so-called base or prime lending rate charged by State Street Bank and Trust Company of Boston from time to time on 90 day loans to its most credit-worthy borrowers; provided that interest shall never exceed the maximum rate permitted under applicable law.

     7.8 Landlord's Default. In no event shall Landlord be in default unless notice thereof has been given to Landlord (and all mortgagees of which Tenant has notice) and Landlord (or any such mortgagee at its sole discretion) fails to perform within 30 days (provided, however, that such 30 day period shall be reasonably extended in the event of non-monetary defaults if such performance begins within such period and thereafter is diligently pursued, or if such mortgagee notifies Tenant within such period that it intends to cure on behalf of Landlord and thereafter begins and diligently pursues curing with reasonable promptness).


                                  ARTICLE VIII
                                  ------------

                            Miscellaneous Provisions
                            ------------------------

     8.1 Notice from One Party to the Other. All notices required or permitted hereunder shall be in writing and shall be deemed duly served if mailed by certified mail, postage prepaid, addressed, if to Tenant, at the Original Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. If requested, Tenant shall send copies of all such notices in like manner to Landlord's mortgagees and any other persons having an interest in the Premises and designated by Landlord. Any notice so addressed shall be deemed duly served on the second business day following the day of mailing if so mailed by registered or certified mail, return receipt requested, whether or not accepted.

     8.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying all rent and performing and observing all covenants, conditions and other provisions on its part to be performed and observed, Tenant may peaceably and quietly have, hold and enjoy the Premises during the Term without disturbance by Landlord or anyone claiming by, through or under it, subject always to the terms of this Lease, provisions of law, and rights or interests of record to which this Lease may be or become subject and subordinate.

     8.3 Limitation of Landlord's Liability. Landlord shall be liable only for breaches of Landlord's obligations occurring while Landlord is owner of the fee of which the Premises are a part provided, however, that if Landlord shall ever sell and lease-back such fee, or the ground thereof or the improvements thereon, then "fee" shall, in such event, be deemed to mean Landlord's leasehold interest and provided further that as to claims made by Tenant prior to a sale of the property of which the Premises are a part, the "fee" shall include the proceeds from a sale of the property . Tenant (and all persons claiming by, through or under Tenant) agrees to look solely to Landlord's interest from time to time in the fee of which the Premises are a part for satisfaction of any claim or recovery of any judgment from Landlord; it being agreed that neither Landlord nor any trustee, beneficiary, partner, agent or employee of Landlord shall ever be personally or individually liable for any claim or judgment, or otherwise, to Tenant (or such persons). In no event shall Landlord ever be liable to Tenant (or such persons) for indirect or consequential damages; nor shall Landlord ever be answerable or liable in any equitable judicial proceeding or order beyond the extent of its interest in the fee of which the Premises are a part.

     8.4 Excusable Delay. In any case where either party hereto is required to do any act (other than the payment of Annual Fixed Rent, additional rent or any other sum or charge, including without limitation ascertaining the dates when such rental payments are payable), including the completion of Landlord's Work and Landlord's obligations to rebuild under Sections 6.3 and 6.4, delays caused by or resulting from war, civil commotion, fire, flood or other casualty, labor difficulties, shortages or other unavailability of labor, materials, equipment, energy or utility services, unusually severe weather, or other like causes beyond such party's reasonable control shall not be counted in determining the time during which such act shall be completed, whether such time be a fixed date, a fixed time or "a reasonable time," and such time shall be deemed to be extended by the period of such delay except to the extent otherwise permitted under this Lease. This Section 8.4 shall not affect Tenant's right of termination contained in Section 2.3.

     8.5 Applicable Law and Construction. This Lease may be executed in counterpart copies and shall be governed by and construed as a sealed instrument in accordance with the laws of The Commonwealth of Massachusetts. If any provision shall to any extent be invalid, the remainder of this Lease shall not be affected. Other than contemporaneous instruments executed and delivered of even date, if any, this Lease contains all of the agreements between Landlord and Tenant with respect to the Premises and supersedes all prior dealings between them with respect thereto. There are no oral agreements between Landlord and Tenant affecting this Lease. This Lease may be amended only by an instrument in writing executed by Landlord and Tenant. The enumeration of specific examples of a general provision shall not be construed as a limitation of the general provision. Unless a party's approval or consent is required by its terms not to be unreasonably withheld, such approval or consent may be withheld in the party's sole discretion. If Tenant is granted any extension or other option, to be effective the exercise (and notice thereof) shall be unconditional, time always being of the essence to any options; and if Tenant purports to condition the exercise of any option or vary its terms in any manner, then the option granted will automatically and immediately become null and void and the purported exercise will be ineffective. This Lease and all consents, notices and other related instruments may be reproduced by any party by photographic, microfilm, microfiche or other reproduction process and the originals thereof may be destroyed; and each party agrees that reproductions will be admissible in evidence to the same extent as the original itself in and judicial or administrative proceeding (whether or not the original is in existence and whether or not reproduction was made in the regular course of business), and further reproduction will likewise be admissible. The titles of the several Articles and Sections are for convenience only, and shall not be considered a part hereof. The submission of a form of this Lease or any summary of its terms shall not constitute an offer by Landlord to Tenant; but a leasehold shall only be created and the parties bound when this Lease is executed and delivered by both Landlord and Tenant.

     8.6 Successors and Assigns. Except as herein provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its legal representatives, successors and assigns, and shall inure to the benefit of Tenant and its legal representatives, successors and assigns; and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant (and any guarantor of Tenant) and Tenant's legal representatives, successors and assigns and shall inure to the benefit of Landlord and its legal representatives, successors and assigns.

     8.7 Relationship of the Parties. Nothing herein shall be construed as creating the relationship between Landlord and Tenant of principal and agent, or of partners or joint venturers; it being understood and agreed that neither the manner of fixing rent, nor any other provision of this Lease, nor any act of the parties, shall ever be deemed to create any relationship between them other than the relationship of landlord and tenant.

     8.8 Estoppel Certificate. Within two weeks of either party's request, Landlord and Tenant agree, in favor of the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications), and the amount and dates to which the Annual Fixed Rent (and additional rent and all other charges) have been paid and any other information reasonably requested. Both parties intend and agree that any such statement may be relied upon by any prospective purchaser, mortgagee, or other person to whom the same is delivered. If Tenant fails to provide such a statement within the time period set forth above, Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, in its name, place and stead to do so.

     8.9 Notice of Lease. Neither party shall record this Lease, but each party will, upon request of the other, execute a recordable notice of lease in a form reasonably approved by Landlord and, upon termination for whatever reason, a like notice of termination of lease; and Tenant irrevocably appoints Landlord as its attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver a notice of termination of lease in Tenant's name, place and stead if Tenant fails so to do with five (5) days of any request, provided that Tenant is no longer occupying the Premises.

     8.10 Landlord and Tenant as Business Entities. If Landlord and Tenant are business entities, each warrants and represents that (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized; (b) it has duly executed and delivered this Lease; (c) its execution, delivery and performance of this Lease (i) are within its powers, and (ii) have been duly authorized by all requisite action; and (d) the Lease is a valid and binding obligation upon it in accordance with the terms set forth therein. This warranty and representation shall survive the termination of the Term.


                                   ARTICLE IX
                                   ----------

                                     Brokers
                                     -------

     9.1 Brokers. Tenant and Landlord each represents and warrants to the other that it has not dealt with any broker (other than Landlord's Agent and the person identified as the Broker in Section 1.1, if any) in connection with this Lease or the Premises and each agrees to indemnify and save the other harmless from all loss, claim, damage, cost or expense (including reasonable attorneys' fees of counsel of the indemnitee's choice against whom the indemnitor makes no reasonable objection) arising from any breach of this representation and warranty. This warranty and representation shall survive the term or any early termination of this Lease. The fees of Landlord's Agent will be paid by Landlord. Any commission payable to the Broker shall be paid by Tenant.

                                    ARTICLE X
                                    ---------

                              Landlord's Financing
                              --------------------

     10.1 Subordination and Superiority of Lease. Tenant agrees that this Lease and the rights of Tenant hereunder will be subject and subordinate to the present or future lien of any first mortgage, (and at Landlord's election, to the lien of any subordinate mortgage or mortgages) and to the rights of any lessor under any ground or improvements lease of the Premises (collectively referred to in this Lease as a "mortgage" and the holder or lessor thereof from time to time as a "mortgagee"), and to all advances and interest thereunder and all modifications, renewals, extensions and consolidations thereof; provided however, that with respect to future liens, the mortgagee of any mortgage or the holder of any ground or improvement lease hereafter granted executes and delivers to Tenant an agreement in which the mortgagee agrees that Tenant shall not be disturbed in its possession upon Tenant's attornment to such mortgagee as Landlord and performance of its Lease covenants (both of which conditions Tenant agrees with all mortgagees to perform). Tenant agrees that any mortgagee may at its option unilaterally elect to subordinate, in whole or in part and by instrument in form and substance satisfactory to such mortgagee alone, the lien of its mortgage (or the priority of its ground lease) to some or all provisions of this Lease. Landlord shall use reasonable efforts to obtain an amended nondisturbance and attornment agreement from Landlord's existing mortgagee on such mortgagee's customary form and shall request such a nondisturbance and attornment agreement within 30 days after executing this Lease. Landlord shall use good faith efforts to obtain a nondisturbance and attornment agreement from any future mortgagee of Landlord on such mortgagee's customary form.

     Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a mortgagee (either superior or subordinate to this Lease) forecloses Landlord's equity of redemption (or terminates in the case of a ground or improvements lease), no mortgagee shall be liable for failure to perform any of Landlord's obligations (and such mortgagee shall thereafter be liable only after it succeeds to and holds Landlord's interest and then only as limited herein). No mortgagee shall be bound by any payment of rent more than one month in advance. Tenant shall, if requested by Landlord or any mortgagee, give notice of any alleged non-performance on the part of Landlord to any such mortgagee; and Tenant agrees that such mortgagee shall have a separate, consecutive reasonable cure period of no less than 30 days (to be reasonably extended in the same manner Landlord's 30 day cure period is to be extended) or more than 60 days following Landlord's cure period during which such mortgagee may, but need not, cure any non-performance by Landlord. The agreements in this Lease with respect to the rights and powers of a mortgagee constitute a continuing offer to any person which may be accepted by taking a mortgage (or entering into a ground or improvements lease) of the Premises.

     10.2 Rent Assignment. If from time to time Landlord assigns this Lease or the rents payable hereunder to any person, whether such assignment is conditional in nature or otherwise, such assignment shall not be deemed an assumption by the assignee of any obligations of Landlord; but the assignee shall be responsible only for non-performance of Landlord's obligations which occur after it succeeds to and only while it holds Landlord's interest in the Premises.

     10.3 Other Instruments. The provisions of this Article shall be self-operative; nevertheless, Tenant agrees to execute, acknowledge and deliver any subordination, attornment or priority agreements or other instruments conforming to the provisions of this Article (and being otherwise commercially reasonable) from time to time requested by Landlord or any mortgagee in furtherance of the foregoing, and further agrees that its failure to do so within 20 days after written demand shall be subject to the monetary default provisions of this Lease.

     WITNESS the execution hereof under seal as of the date first set forth above.

                                     TENANT:

                                     Interneuron Pharmaceuticals, Inc.


                                     By:       /s/ Glenn L. Cooper
                                        ----------------------------------------
                                              President


                                     By:        /s/ Thomas F. Farb
                                        ----------------------------------------
                                              Treasurer


                                    LANDLORD:

                                    Ledgemont Realty Trust


                                    By:        /s/ Robert L. Beal
                                       -----------------------------------------
                                             Trustee, but not individually